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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                       OCTOBER 17, 2001 (OCTOBER 17, 2001)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                      1-10308                 06-0918165
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
     OF INCORPORATION OR                                  IDENTIFICATION NUMBER)
        ORGANIZATION)

     9 WEST 57TH STREET
        NEW YORK, NY                                              10019
    (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
      EXECUTIVE OFFICE)



                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS

         Earnings Release. On October 17, 2001, we reported our 2001 third quarter results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

ITEM 7. EXHIBITS

         See Exhibit Index.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CENDANT CORPORATION

                                    BY: /s/ Tobia Ippolito
                                        ---------------------------
                                        Tobia Ippolito
                                        Executive Vice President, Finance and
                                        Chief Accounting Officer

Date: October 17, 2001





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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K





                                  EXHIBIT INDEX

EXHIBIT
  NO.           DESCRIPTION
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   99.1         Press Release: Cendant Reports Third Quarter 2001 Results





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